UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 28, 2019

Winnebago Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa	50436
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 641-585-3535

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	WGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

On October 28, 2019, Winnebago Industries, Inc. (the “Company”) intends to commence a distribution of a confidential preliminary offering memorandum (the “Offering Memorandum”) to potential investors relating to a proposed private offering by the Company (the “Offering”), subject to market and other conditions, of $270.0 million in aggregate principal amount of convertible senior notes due 2025 (the “Notes”).   The Company intends to grant the initial purchasers in the Offering a 30-day option to purchase up to an additional $30.0 million in aggregate principal amount of Notes.   In connection with the Offering, the Company expects to enter into privately negotiated convertible note hedge and warrant transactions with one or more financial institutions, which may include one or more of the initial purchasers or their respective affiliates.

If the Offering is consummated, the Company intends to use a portion of the net proceeds of the Offering to fund the cost of entering into the convertible note hedge transactions (after such cost is partially offset by the proceeds that it receives from entering into certain warrant transactions).  The Company intends to use the remainder of the net proceeds from the Offering to fund the purchase price for the previously announced acquisition of Newmar Corporation (the “Newmar Acquisition”), to pay related fees and expenses related thereto and in the event that the Newmar Acquisition does not close, for general corporate purposes (which may include future acquisitions).  If the initial purchasers exercise their option to purchase additional Notes, then the Company intends to use a portion of the additional net proceeds to fund the cost of entering into additional convertible note hedge transactions (after such cost is partially offset by the proceeds that it receives from entering into certain additional warrant transactions) and for general corporate purposes.

The Company is furnishing under this Item 7.01 the information included in Exhibit 99.1 (Summary Unaudited Pro Forma Condensed Consolidated Financial Information and Other Data and Unaudited Pro Forma Condensed Combined Financial Information), which information is excerpted from the Offering Memorandum related to the Offering.

The Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the Notes and the shares of common stock, if any, issuable upon conversion of the Notes have not been registered under the Securities Act or any state securities laws, and the Notes and such shares may not be offered or sold absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any filings under the Exchange Act or under the Securities Act, except to the extent specifically provided in any such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01 Other Events.

On October 28, 2019, the Company issued a press release pursuant to Rule 135c under the Securities Act announcing its intent to commence the Offering.  In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Summary Unaudited Pro Forma Condensed Consolidated Financial Information and Other Data and Unaudited Pro Forma Condensed Combined Financial Information
99.2	Press release, dated October 28, 2019

Cautionary Statement Regarding Forward-Looking Information

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. A number of factors could cause actual results to differ materially from these statements, including, but not limited to risks relating to our proposed acquisition of Newmar Corporation, the Offering contemplated herein, increases in interest rates, availability of credit, low consumer confidence, availability of labor, significant increase in repurchase obligations, inadequate liquidity or capital resources, availability and price of fuel, a slowdown in the economy, increased material and component costs, availability of chassis and other key component parts, sales order cancellations, slower than anticipated sales of new or existing products, new product introductions by competitors, the effect of global tensions, integration of operations relating to mergers and acquisitions activities, business interruptions, any unexpected expenses related to our Enterprise Resource Planning System, risks related to compliance with debt covenants and leverage ratios, and other factors. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested is contained in the Company’s filings with the Securities and Exchange Commission (“SEC”) over the last 12 months, copies of which are available from the SEC or from the Company upon request. The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this release or to reflect any changes in the Company’s expectations after the date of this release or any change in events, conditions or circumstances on which any statement is based, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Date:	October 28, 2019	By:	/s/ Stacy L. Bogart
		Name:	Stacy L. Bogart
		Title:	Vice President, General Counsel and Corporate Secretary